Derivative Instruments	3 Months Ended
Mar. 31, 2012
Derivative Instruments [Abstract]
Derivative Instruments

15. Derivative Instruments

As a result of its Chapter 11 filing on January 12, 2009, the Company was in default under its natural gas and interest rate swap agreements which were terminated by the counterparties to those agreements immediately following the Petition Date. In accordance with accounting guidance, the unrealized gains and losses on these contracts were recognized in “Other income (expense)” on the Consolidated Statements of Operations of $0.7 million related to natural gas in 2009 and $1.3 million related to interest rate swaps in 2010 (which was offset by previously accrued derivative expenses of $1.3 million) when the contracts were set to mature. Subsequent to the termination of these contracts, the Company has not entered into new contracts to hedge its natural gas usage or variable interest payments.